UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period :	December 1, 2014 — November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Annual report
11|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Annual report
11 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam New York Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly relevant when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 11/30/15 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.63% ($923)
3.39% ($1,919)
3.82% ($2,160)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/15. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
7.49%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2014 (July 2015). Most recent data available.

2 New York Tax Exempt Income Fund

New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–15 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	New York Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Thalia, what was the market environment like for municipal bonds during the 12-month reporting period ended November 30, 2015?

The market environment proved to be challenging for most asset classes, but municipal bonds performed well on an absolute and a relative basis — generally outperforming widely followed benchmarks for U.S. and international fixed-income markets. While expectations for the Federal Reserve’s first interest-rate hike since June 2006 weighed on most bond markets throughout the reporting period, the tax-free, income-producing benefits of municipal bond investing proved to be a strong draw for U.S. income-oriented investors.

The Fed’s intention to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, overlapping economic slowdowns in Europe and China and low commodity prices. Historically low commodity prices were especially noteworthy, as falling oil prices have eased inflationary pressures on the U.S. economy — keeping inflation well below the Fed’s 2% target for price stability. With a nod to those concerns and the stronger U.S. dollar, the central bank left its benchmark rate unchanged during the period.

Favorable supply/demand dynamics [technicals] were generally supportive of municipal bond prices and helped to offset negative pressure from the heightened market

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/15. See pages 4 and 12–15 for additional fund performance information. Index descriptions can be found on page 17.

New York Tax Exempt Income Fund	5

volatility and the trend toward slightly higher interest rates in anticipation of Fed action. The supply of municipal bond issuance was relatively heavy, 24.3% higher on a year-to-date basis through November 2015 compared with the same period in 2014. The bulk of new issuance had been earmarked for refinancing activity as municipal issuers took advantage of the low-interest-rate environment to replace their older, higher-coupon bonds with lower-cost debt. Demand held up relatively well despite the heightened volatility, which we believe was largely due to investors’ penchant for attractive income alternatives. Thus, the generally positive technicals combined with the flight to quality that we saw during periods of market uncertainty helped to push interest rates lower and municipal bond prices higher during the period.

Municipal bond flows did turn modestly negative in the third quarter of 2015. We believe this development was more a result of broader market factors rather than fundamentals within the municipal bond market. Credit spreads [the difference in yield between higher- and lower-quality municipal bonds] narrowed a bit during the annual period, contributing to slightly better returns for lower-quality investments than for higher-quality investments.

How did Putnam New York Tax Exempt Income Fund perform in this environment?

The fund delivered positive absolute performance but underperformed its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group for the 12 months ended November 30, 2015.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	New York Tax Exempt Income Fund

What investment strategies influenced the fund’s performance during the reporting period?

We kept the fund’s duration positioning, or interest-rate sensitivity, below the median of its Lipper peer group. We accomplished this posture in part by holding a slightly higher cash position to help shelter the portfolio from price pressures while also providing some liquidity to act swiftly should timely investment opportunities present themselves. The portfolio retained its overweight exposure to municipal bonds rated Baa relative to the benchmark throughout the period, which was beneficial. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects, and underweighted local general obligation [G.O.] bonds relative to the benchmark. G.O. bonds rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes.

We also maintained our underweight exposure to issuers in Puerto Rico relative to the fund’s Lipper peer group, given the Commonwealth’s weak credit fundamentals. However, the fund’s investments in bonds

Credit qualities are shown as a percentage of net assets as of 11/30/15. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

New York Tax Exempt Income Fund	7

issued by the Commonwealth of Puerto Rico Sales Tax Financing Corporation [COFINA] detracted from results following the governor’s comments in June 2015 that the U.S. island territory was struggling to meet its $72 billion debt burden and that he would seek a moratorium with creditors.

At the sector level, we favored essential service utilities, continuing-care retirement communities, airlines, and higher education bonds relative to the fund’s Lipper peers. Overall, this positioning contributed positively to performance.

The fund’s shorter-duration positioning was a slight detractor from relative performance versus its Lipper peers, as interest rates were generally flat to marginally lower during the 12-month reporting period. An underweight position in high-yield bonds versus the fund’s Lipper peers also was a headwind for performance, as demand for these bonds helped push prices higher.

The State of Illinois and City of Chicago, as well as Puerto Rico, have been confronting fiscal challenges recently. What does this mean for the municipal bond market?

The overall fiscal health and creditworthiness of the municipal bond market remains sound, in our opinion. High-profile outliers, such as Illinois, Chicago, and Puerto Rico have garnered much media attention, but we still expect overall defaults to remain low. According to Municipal Market Analytics, the default rate stood at approximately 0.1% through November 2015, a fraction of the $3.7 trillion municipal bond market.

Illinois and Chicago are confronting significant pension-funding obligations. As a result of Illinois’s weakening financial position

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	New York Tax Exempt Income Fund

during 2015 and concerns about a prolonged budget stalemate, Moody’s Investors Service downgraded the state’s credit rating from A3 to Baa1 on October 22. We believe Illinois is facing a growing structural imbalance, but as the fifth most-populous state, it is comparatively wealthy and economically diverse.

In our view, the credit agencies will be looking for state legislators to implement a realistic plan to fund long-term pension obligations and address a buildup of unpaid bills to achieve a sustainable, structurally balanced budget. This past May, Chicago’s bond rating was downgraded to below investment grade by Moody’s, which cited a 2015 Illinois court ruling rejecting state pension reforms — ultimately driving up borrowing costs for the city. However, we believe investors should bear in mind that the various rating agencies have differing views about Chicago’s credit quality. [Chicago still holds investment-grade ratings of A- from Kroll Bond Rating Agency and BBB+ from Standard & Poor’s and Fitch Ratings.] Also, we would suggest that comparisons with Detroit, which filed the largest municipal bankruptcy in U.S. history in 2013, were overstated. In our opinion, the scale of Chicago’s challenges is different, as are the economic and demographic profiles of the two cities. On a positive note, the City of Chicago passed its 2016 budget in late October, which included $170 million in savings and reforms, along with $588 million in increased property taxes.

Puerto Rico’s bonds are widely held for their triple [federal, state, and local] tax-exempt status. After years of crippling government deficits, these bonds have traded at distressed levels for the past two years. This past June, the governor of Puerto Rico announced that the U.S. territory’s outstanding debt was unpayable and called for the Commonwealth to be allowed to restructure. Puerto Rico subsequently defaulted on an August 1 debt payment for the first time in its history. In early September, the governor released a restructuring plan for the Commonwealth to help address the need to close a shortfall of more than an estimated $13 billion over the next five years. Puerto Rico avoided a default on its $355 million Government Development Bank payment on December 1. The next major debt service payment to a number of its creditors is due on January 1. We currently expect negotiations between the various Puerto Rico issuers and individual creditors to continue. [See “In the News” on page 11.]

What should municipal bond investors keep in mind during the coming months?

For much of 2015, investors reacted to the Fed’s long-communicated plans to raise the federal funds rate off its very accommodative near-zero level — adding to the year’s noteworthy market volatility. As the calendar year came to a close, and with the Fed expressing more confidence in the U.S. economy, the central bank raised its benchmark short-term interest rate by 25 basis points, or a quarter of a percentage point, at its December policy meeting. With liftoff finally under way, the Fed communicated that its accommodative monetary policy will remain in place and that the pace of future rate increases is likely to focus on relevant data for the foreseeable future. We believe the Fed is likely to take an approach that is different than in past economic recoveries, introducing gradual rate increases that are dependent on evolving economic conditions that warrant a higher rate environment. With that said, analysts and Fed policymakers held very different views of where the central bank’s benchmark rate will be at the end of 2016.

Yields on fixed-income securities respond to a range of factors, most notably monetary policy and interest-rate expectations, as well as views about inflation, employment, and economic growth. Furthermore, changes in interest rates do not affect all bonds equally.

New York Tax Exempt Income Fund	9

Assuming the Fed tightens interest rates at a reasonable pace and the U.S. economy expands at a measured pace, we believe municipal bond yields are likely to rise accordingly. Since bond yields and bond prices move inversely, we can also reasonably expect to see some commensurate decline in the bonds’ underlying value. In this scenario, we currently do not foresee widespread credit challenges in 2016. On the other hand, should economic growth slow, we believe troubled issuers could face more headwinds.

With the 2016 campaign season in full swing and the presidential candidates more clearly defining their policy agendas, some candidates have discussed individual and corporate tax reform and the elimination of some loopholes and tax deductions. We would caution municipal bond investors from overreacting to discussions about changes to the tax code until after the 2016 election, when it will be clearer if reform is to become a bona fide priority. As we have seen in previous instances, headlines about isolated municipal issuers can lead to investor overreaction and temporary price dislocation. Such price action often results in investment opportunities for Putnam’s Tax Exempt team.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA. Susan A. McCormack, CFA, was part of the management team but left Putnam after the close of your fund’s reporting period.

10	New York Tax Exempt Income Fund

IN THE NEWS

The U.S. Supreme Court has agreed to review a Puerto Rico debt-restructuring law that would allow some public agencies to ask bondholders to accept losses on the securities in the form of lower payments. Puerto Rico finds itself in a nine-year economic slump, struggling with ways to address its fiscal troubles, which include $72 billion in public debt. The Supreme Court may hear arguments as soon as late March of 2016, with a ruling possible by June. For years, Puerto Rico has borrowed heavily despite lackluster economic growth. The high court said in early December that it would hear an appeal by the Commonwealth to reinstate a law that would allow some public agencies to accept lower payments. The law, called the Recovery Act, would affect about $22 billion of Puerto Rico’s $72 billion in debt. A U.S. federal court in Puerto Rico ruled against the law in February 2015, and a U.S. appeals court in July affirmed the decision.

New York Tax Exempt Income Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.53%	6.39%	6.30%	6.30%	5.66%	5.66%	6.14%	6.03%	6.58%

10 years	49.89	43.90	42.29	42.29	38.39	38.39	45.49	40.76	52.49
Annual average	4.13	3.71	3.59	3.59	3.30	3.30	3.82	3.48	4.31

5 years	23.17	18.25	19.26	17.26	18.33	18.33	21.30	17.36	24.38
Annual average	4.26	3.41	3.58	3.24	3.42	3.42	3.94	3.25	4.46

3 years	5.24	1.03	3.28	0.45	2.81	2.81	4.36	0.96	5.94
Annual average	1.72	0.34	1.08	0.15	0.93	0.93	1.43	0.32	1.94

1 year	2.94	–1.18	2.30	–2.67	2.02	1.03	2.53	–0.80	3.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	New York Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/15

		Lipper New York
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.97%	6.37%

10 years	58.75	47.47
Annual average	4.73	3.95

5 years	26.36	24.13
Annual average	4.79	4.41

3 years	7.66	5.39
Annual average	2.49	1.76

1 year	3.10	3.07

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/15, there were 100, 94, 86, 67, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,229 and $13,839, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,076. A $10,000 investment in the fund’s class Y shares would have been valued at $15,249.

New York Tax Exempt Income Fund	13

Fund price and distribution information For the 12-month period ended 11/30/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.300313		$0.245727	$0.232549	$0.275939		$0.319359

Capital gains [2]	—		—	—	—		—

Total	$0.300313		$0.245727	$0.232549	$0.275939		$0.319359

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/14	$8.66	$9.02	$8.64	$8.66	$8.67	$8.96	$8.66

11/30/15	8.61	8.97	8.59	8.60	8.61	8.90	8.61

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.43%	3.30%	2.81%	2.66%	3.15%	3.05%	3.65%

Taxable equivalent 4(a)	6.65	6.39	5.44	5.15	6.10	5.91	7.07

Taxable equivalent 4(b)	6.94	6.68	5.69	5.38	6.38	6.17	7.39

Current 30-day SEC yield [5]	N/A	1.72	1.17	1.03	N/A	1.47	2.02

Taxable equivalent 4(a)	N/A	3.33	2.27	2.00	N/A	2.85	3.91

Taxable equivalent 4(b)	N/A	3.48	2.37	2.08	N/A	2.98	4.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 48.39% combined federal income tax and New York State 2015 personal income tax or (b) maximum 50.59% combined federal, New York State, and New York City 2015 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14	New York Tax Exempt Income Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.53%	6.39%	6.30%	6.30%	5.67%	5.67%	6.14%	6.03%	6.59%

10 years	49.52	43.54	42.12	42.12	38.22	38.22	45.31	40.58	52.32
Annual average	4.10	3.68	3.58	3.58	3.29	3.29	3.81	3.46	4.30

5 years	26.53	21.47	22.51	20.51	21.70	21.70	24.75	20.69	27.91
Annual average	4.82	3.97	4.14	3.80	4.01	4.01	4.52	3.83	5.05

3 years	7.49	3.19	5.38	2.49	5.01	5.01	6.59	3.13	8.21
Annual average	2.44	1.05	1.76	0.82	1.64	1.64	2.15	1.03	2.66

1 year	2.81	–1.30	2.17	–2.79	2.13	1.14	2.64	–0.69	3.16

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 11/30/14	0.74%	1.37%	1.52%	1.02%	0.52%

Annualized expense ratio for the six-month
period ended 11/30/15*	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

New York Tax Exempt Income Fund	15

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.97	$7.73	$5.21	$2.68

Ending value (after expenses)	$1,019.80	$1,015.40	$1,014.60	$1,017.20	$1,019.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	New York Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

New York Tax Exempt Income Fund	17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	New York Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

New York Tax Exempt Income Fund	19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

20	New York Tax Exempt Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

New York Tax Exempt Income Fund	21

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

22	New York Tax Exempt Income Fund

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper New York Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 102, 92 and 81 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen

New York Tax Exempt Income Fund	23

its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	New York Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

New York Tax Exempt Income Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 15, 2016

26	New York Tax Exempt Income Fund

The fund’s portfolio 11/30/15

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	FRN Floating Rate Notes: the rate shown is the
AGO Assured Guaranty, Ltd.	current interest rate or yield at the close of the
AMBAC AMBAC Indemnity Corporation	reporting period
BAM Build America Mutual	G.O. Bonds General Obligation Bonds
CIFG CIFG Assurance North America, Inc.	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	SGI Syncora Guarantee, Inc.
FHL Banks Coll. Federal Home Loan Banks	U.S. Govt. Coll. U.S. Government Collateralized
System Collateralized	VRDN Variable Rate Demand Notes, which are
FHLMC Coll. Federal Home Loan Mortgage	floating-rate securities with long-term maturities
Corporation Collateralized	that carry coupons that reset and are payable upon
FNMA Coll. Federal National Mortgage	demand either daily, weekly or monthly. The rate
Association Collateralized	shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.7%)*	Rating**	Principal amount	Value

Guam (1.0%)
Territory of GU, Rev. Bonds (Section 30), Ser. A,
5 5/8s, 12/1/29	BBB+	$3,850,000	$4,317,082

Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,092,890

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B+	500,000	550,045

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	2,100,000	2,324,133

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5 1/2s, 10/1/40	Baa2	1,300,000	1,427,517
5s, 10/1/34	Baa2	700,000	755,531

			10,467,198
Mississippi (0.9%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.)
Ser. E, 0.01s, 12/1/30	VMIG1	3,000,000	3,000,000
Ser. F, 0.01s, 12/1/30	VMIG1	6,500,000	6,500,000

			9,500,000
New York (92.7%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), U.S. Govt. Coll., 6 1/4s,
11/15/38 (Prerefunded 11/15/20)	AAA/P	4,110,000	5,095,619
(Albany College of Pharmacy), 5s, 12/1/33	BBB	325,000	356,814
(Albany College of Pharmacy), 5s, 12/1/32	BBB	495,000	545,045
(Albany College of Pharmacy), 5s, 12/1/30	BBB	250,000	277,500

Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27
(Prerefunded 11/15/17)	AAA/P	1,000,000	1,090,550
(St. Peters Hosp.), Ser. A, U.S. Govt. Coll.,
5 1/4s, 11/15/32 (Prerefunded 11/15/17)	AAA/P	2,100,000	2,280,012
(St. Peter’s Hosp.), Ser. A, U.S. Govt. Coll.,
5 1/4s, 11/15/27 (Prerefunded 11/15/17)	AAA/P	3,000,000	3,257,160
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,103,470

New York Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
Battery Park, Rev. Bonds, Ser. A, 5s, 11/1/30	Aaa	$5,235,000	$6,181,383

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,287,000

Broome Cnty., Indl. Dev. Agcy. Continuing
Care Retirement Rev. Bonds (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6 7/8s, 7/1/40
(Prerefunded 7/1/18)	AAA/P	715,000	823,609

Buffalo & Erie Cnty., Indl. Land Dev.
Corp. Rev. Bonds
(Catholic Hlth. Syst. Oblig. Group),
5 1/4s, 7/1/35	Baa1	1,000,000	1,136,980
(Orchard Park), 5s, 11/15/37	BBB–/F	4,470,000	4,728,455
(Orchard Park), 5s, 11/15/30	BBB–/F	500,000	539,420

Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds
(Toll Bridge Syst.)
5s, 1/1/25	A+	400,000	482,924
5s, 1/1/24	A+	250,000	299,905

Build NY City Resource Corp. Rev. Bonds
(YMCA of Greater NY), 5s, 8/1/40	A–	2,050,000	2,264,717
5s, 7/1/40	A+	3,175,000	3,545,935
(Queens College), Ser. A, 5s, 6/1/38	Aa2	2,850,000	3,224,405
(Pratt Paper, LLC), 5s, 1/1/35	B+/P	1,750,000	1,869,700
(South Bronx Charter School for Intl. Cultures),
Ser. A, 5s, 4/15/33	BB+	2,000,000	2,020,740
(Bronx Charter School for
Excellence), 5s, 4/1/33	BBB–	500,000	530,480
(YMCA of Greater NY), 5s, 8/1/32	A–	1,740,000	1,923,187

Canton, Cap. Resource Corp., Student Hsg. Fac.
Rev. Bonds (Grasse River — SUNY Canton), Ser. A,
AGM, 5s, 5/1/40	AA	1,000,000	1,108,630

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	Baa3	4,000,000	4,203,240

Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,665,000	3,797,930

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM, U.S.
Govt. Coll.
5 3/4s, 5/1/28 (Prerefunded 5/1/18)	Aa2	5,000,000	5,593,650
5 3/4s, 5/1/25 (Prerefunded 5/1/18)	Aa2	10,330,000	11,556,481

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	Baa2	1,065,000	1,069,068

Geneva, Dev. Corp. Rev. Bonds (Hobart & William
Smith Colleges)
5 1/4s, 9/1/44	A	2,000,000	2,255,760
5s, 9/1/32	A	2,000,000	2,258,140

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB	2,500,000	2,735,975
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A–	1,500,000	1,630,290
(Molloy College), 5s, 7/1/44	BBB	2,300,000	2,441,519
(Adelphi U.), Ser. B, 5s, 2/1/34	A–	3,000,000	3,239,790
(Hofstra U.), 5s, 7/1/28	A	650,000	735,547

28	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
Hudson Yards, Infrastructure Corp. Rev.
Bonds, Ser. A
5 3/4s, 2/15/47	A2	$3,100,000	$3,537,937
AMBAC, 5s, 2/15/47	A2	2,500,000	2,586,600

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/2s, 10/1/37	A3	4,010,000	4,926,686

Long Island, Pwr. Auth. Rev. Bonds,
Ser. B, 5s, 9/1/25	A–	1,000,000	1,152,230

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33 (Prerefunded 5/1/19)	A–	3,500,000	4,090,555
Ser. C, CIFG, 5 1/4s, 9/1/29	A–	3,835,000	4,681,691
Ser. B, 5s, 9/1/45	A–	2,000,000	2,238,780
Ser. A, 5s, 9/1/44	A–	3,500,000	3,886,785
Ser. A, 5s, 9/1/39	A–	8,800,000	9,814,552
Ser. C, 5s, 9/1/35 (Prerefunded 9/1/16)	A–	2,380,000	2,462,919
AGM, zero %, 6/1/28	AA	2,510,000	1,698,542

Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	AA–	6,000,000	6,695,820
Ser. D, 5s, 11/15/38	AA–	4,070,000	4,611,107
Ser. A, 5s, 11/15/37	AA–	15,000,000	15,930,450
Ser. D, 5s, 11/15/29	AA–	6,000,000	7,005,600
Ser. D-1, 5s, 11/1/28	AA–	2,500,000	2,930,725
Ser. A, NATL, 5s, 11/15/26	AA–	5,000,000	5,383,200
Ser. A, 5s, 11/15/22	AA–	5,000,000	5,207,100

Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	10,035,000
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,711,254

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O, 5 1/2s, 7/1/17 (Escrowed
to maturity)	AA+	15,000,000	15,728,850

Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/37	A–	2,000,000	2,175,640
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/32	A–	1,250,000	1,387,525
(U. of Rochester), Ser. A, 5s, 7/1/33	Aa3	1,000,000	1,172,670
(U. of Rochester), Ser. B, 5s, 7/1/33	Aa3	2,795,000	3,195,747
(U. of Rochester), Ser. B, 5s, 7/1/32	Aa3	3,040,000	3,487,032
(St. John Fisher College), Ser. A, 5s, 6/1/29	BBB+	800,000	908,272

Nassau Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 4/1/30	AA	8,680,000	10,033,559

Nassau Cnty., Econ. Assistance Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/27	A3	1,255,000	1,419,794

Nassau Cnty., Local Econ. Assistance
Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/37	A3	2,050,000	2,210,474
(Winthrop U. Hosp. Assn.), 5s, 7/1/37	Baa2	1,000,000	1,069,830
(Catholic Hlth. Svcs. Of Long Island Oblig.
Group), 5s, 7/1/33	Baa1	1,355,000	1,484,457
(Catholic Hlth. Svcs. Of Long Island Oblig.
Group), 5s, 7/1/32	Baa1	1,500,000	1,646,790

New York Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
Nassau Cnty., Swr. & Storm Wtr. Fin. Auth. Rev.
Bonds, Ser. A, 5s, 10/1/23	AAA	$2,000,000	$2,447,300

Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	5,640,000	5,668,087

New Rochelle, Corp. Local Dev. Rev. Bonds (Iona
College), Ser. A, 5s, 7/1/40	Baa2	350,000	384,332

New York, G.O. Bonds
Ser. 1-I, 5s, 3/1/36	Aa2	5,000,000	5,674,550
Ser. F-1, 5s, 6/1/24	Aa2	10,000,000	12,201,900
Ser. C, AGM, U.S. Govt. Coll., 5s, 1/1/23
(Prerefunded 1/1/17)	Aa2	10,000,000	10,478,600

Niagara Area Dev. Corp. Rev. Bonds (Niagara
U.), Ser. A
5s, 5/1/42	BBB+	1,000,000	1,063,000
5s, 5/1/35	BBB+	1,670,000	1,812,685
5s, 5/1/30	BBB+	2,230,000	2,454,160

Niagara Falls, Rev. Bonds, Ser. A, BAM,
4s, 10/1/44	AA	500,000	513,465

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	2,450,000	2,482,291

Niagara, Frontier Trans. Auth. Rev. Bonds
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/28	Baa1	2,560,000	2,809,984
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/27	Baa1	875,000	966,403
5s, 4/1/24	Baa1	2,000,000	2,265,960

NY City, G.O. Bonds
Ser. F-1, 5s, 3/1/37	Aa2	2,000,000	2,250,300
Ser. A-1, 5s, 8/1/32	Aa2	5,000,000	5,752,700
Ser. F, 5s, 8/1/25	Aa2	5,000,000	5,909,800

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1
5s, 1/15/29	Aa2	5,000,000	5,394,750
5s, 1/15/25	Aa2	3,000,000	3,250,020

NY City, City Transitional Fin. Auth. VRDN (NYC
Recovery), Ser. 3, 0.01s, 11/1/22	VMIG1	10,785,000	10,785,000

NY City, Cultural Resource Rev. Bonds
(Wildlife Conservation Society), 5s, 8/1/33	Aa3	2,500,000	2,897,325
(Museum of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,855,250

NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	AA+	2,670,000	2,732,131
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	AA+	1,200,000	1,226,568
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	AA+	1,675,000	1,708,282
Ser. H-2-A, 4.4s, 5/1/31	AA+	4,000,000	4,156,960

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA	1,000,000	1,169,340
(Queens Baseball Stadium — Pilot),
AMBAC, 5s, 1/1/24	Ba1	3,500,000	3,640,420

NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds
(Sr. Trips), Ser. A, 5s, 7/1/28	BBB	1,500,000	1,601,145

30	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	$4,500,000	$4,516,830

NY City, Muni. Wtr. & Swr. Syst. Fin.
Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	Aa1	10,000,000	11,219,700
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	Aa1	6,000,000	6,815,820
5s, 6/15/46	Aa1	2,500,000	2,804,425
Ser. GG, 5s, 6/15/43	Aa1	4,760,000	5,379,228
(2nd Gen. Resolution), Ser. HH, 5s, 6/15/39	Aa1	9,000,000	10,337,850
Ser. AA, 5s, 6/15/34	Aa1	5,000,000	5,734,000
(Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,111,274

NY City, Transitional Fin. Auth. Rev. Bonds
Ser. F-1, 5s, 5/1/39	AAA	7,500,000	8,494,950
Ser. A-1, 5s, 11/1/38	AAA	2,500,000	2,844,075
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,796,000
Ser. B-1, 5s, 11/1/30	AAA	3,000,000	3,503,730

NY City, Transitional Fin. Auth. Bldg.
Aid Rev. Bonds
Ser. S-1, 5s, 7/15/40	Aa2	4,550,000	5,177,582
Ser. S-1, 5s, 7/15/37	Aa2	7,500,000	8,524,050
Ser. S-1, NATL, 5s, 7/15/31	Aa2	10,500,000	10,953,075
Ser. S-5, 5s, 1/15/30	Aa2	3,375,000	3,731,130

NY City, Trust for Cultural Resources Rev. Bonds
(Wildlife Conservation Society),
Ser. A, 5s, 8/1/42	Aa3	1,915,000	2,136,451
(Wildlife Conservation Society),
Ser. A, 5s, 8/1/38	Aa3	1,250,000	1,400,850
(Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,222,880

NY Cntys., Tobacco Trust II Rev. Bonds (Tobacco
Settlement), 5 3/4s, 6/1/43	Baa2	5,000,000	5,072,550

NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	A3	1,300,000	1,302,223

NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BB	7,250,000	6,821,018

NY Liberty Dev. Corp. Rev. Bonds (Bank
of America Tower), Ser. CL1, 5 5/8s, 1/15/46	AA+	2,000,000	2,266,460

NY State Convention Ctr. Dev. Corp. Rev. Bonds
(Hotel Unit Fee), 5s, 11/15/45	Aa3	3,000,000	3,407,700

NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	A3	1,500,000	1,736,565
(State U. Edl. Fac.), Ser. A, AGM,
5 7/8s, 5/15/17	Aa2	8,950,000	9,371,008
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,101,890
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa2	6,330,000	6,764,301
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,420,510
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	11,157,610

New York Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(North Shore Long Island Jewish Group),
Ser. A, U.S. Govt. Coll., 5 1/2s, 5/1/37
(Prerefunded 5/1/19)	A3	$11,500,000	$13,226,955
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	2,105,010
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A3	2,000,000	2,230,360
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,454,310
(St. Joseph College), 5 1/4s, 7/1/35	Ba1	2,000,000	2,088,260
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,207,280
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	4,898,302
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,116,540
(Mount Sinai School of Medicine), FNMA
Coll., FHL Banks Coll., 5 1/8s, 7/1/39
(Prerefunded 7/1/19)	A3	15,000,000	17,072,700
(Siena College), 5 1/8s, 7/1/39	Baa1	3,000,000	3,239,010
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	AA	3,380,000	3,795,165
Ser. A, 5s, 3/15/44	AAA	5,500,000	6,253,720
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,224,370
(L I Jewish), Ser. A, U.S. Govt. Coll., 5s, 11/1/34
(Prerefunded 11/1/16)	A3	1,800,000	1,875,060
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,605,180
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	AA	2,000,000	2,249,080
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,107,000

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	7,500,000	8,179,575
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24
(Prerefunded 7/1/17)	A3	2,855,000	3,025,129
(Teachers College), 5s, 7/1/42	A1	3,000,000	3,351,900
(Memorial Sloan-Kettering Cancer
Ctr.), 5s, 7/1/36	Aa3	1,125,000	1,275,188
(Memorial Sloan-Kettering Ctr.),
Ser. A1, 5s, 7/1/36	Aa3	5,690,000	6,234,135
(Teachers College), 5s, 7/1/34	A1	2,750,000	3,104,063
(U. of Rochester), Ser. A-1, U.S. Govt. Coll., FHL
Banks Coll., 5s, 7/1/32 (Prerefunded 1/1/17)	Aa3	5,000,000	5,237,100
(Teachers College), Ser. A, 5s, 7/1/31	A1	1,750,000	1,992,183
(The New School), 5s, 7/1/31	A3	5,000,000	5,580,700
(Brooklyn Law School), Ser. A, 5s, 7/1/29	Baa1	1,000,000	1,085,590
(NYU), Ser. B, FHLMC Coll., FNMA Coll., FHL
Banks Coll., 5s, 7/1/29 (Prerefunded 7/1/18)	Aa3	5,000,000	5,521,150
(Brooklyn Law School), Ser. A, 5s, 7/1/27	Baa1	1,000,000	1,099,140
(U. of Rochester), Ser. A-1, U.S. Govt. Coll., FHL
Banks Coll., 5s, 7/1/27 (Prerefunded 1/1/17)	Aa3	1,900,000	1,990,098
(Brooklyn Law School), Ser. A, 5s, 7/1/26	Baa1	1,000,000	1,106,610

32	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26
(Prerefunded 7/1/17)	A3	$1,000,000	$1,066,370
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,171,920
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22
(Prerefunded 7/1/17)	A3	1,000,000	1,066,370

NY State Dorm. Auth. Non-Supported
Debt Rev. Bonds
(Culinary Inst. of America), 5 1/2s, 7/1/33	Baa2	735,000	824,802
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/43	A3	2,500,000	2,792,025
(Rochester Inst. of Tech.), 5s, 7/1/38	A1	2,000,000	2,242,200
(St. John’s U.), Ser. A, 5s, 7/1/37	A3	1,400,000	1,572,032
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/37	A3	3,000,000	3,381,150
(NY U.), Ser. A, 5s, 7/1/35	Aa3	2,000,000	2,334,420
(Culinary Inst. of America), 5s, 7/1/34	Baa2	350,000	381,241
(Pratt Institute), Ser. A, 5s, 7/1/34	A3	1,000,000	1,127,670
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/33	A3	5,000,000	5,721,850
(NY U. Hosp. Ctr.), 5s, 7/1/31	A3	1,320,000	1,493,791
(NY U. Hosp. Ctr.), 5s, 7/1/30	A3	1,000,000	1,138,890

NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,709,300
Ser. C, 5s, 3/15/41	AAA	10,000,000	11,383,700
Ser. A, 5s, 3/15/28	AAA	10,000,000	11,113,600
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,612,613

NY State Dorm. Auth. State Supported Debt Rev.
Bonds (City U.), Ser. B, 5s, 7/1/26	AA	5,000,000	5,510,350

NY State Dorm. Auth. Supported Debt Rev. Bonds
(State U. of NY), Ser. A
5s, 7/1/42	Aa2	2,000,000	2,269,040
5s, 7/1/41	Aa2	5,250,000	5,856,848

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	12,400,000	12,441,044

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	11,222,100
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,729,775
(United Wtr. New Rochelle), Ser. A,
4 7/8s, 9/1/40	A–	5,000,000	5,363,450

NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19) (Casella Waste
Syst., Inc.), 3 3/4s, 12/1/44	B1	2,000,000	1,997,660

NY State Hsg. Fin. Agcy. Rev. Bonds
(Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,894,631
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,699,996

New York Tax Exempt Income Fund	33

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	A2	$1,000,000	$1,069,920
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A1	4,000,000	4,421,080
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	7,500,000	8,410,050
(7 World Trade Center II, LLC), 5s, 9/15/40	Aaa	4,815,000	5,447,932
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,853,900

NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 1, 5s, 11/15/44	BB–/P	2,500,000	2,561,575

NY State Mtge. Agcy. Rev. Bonds, Ser. 189,
3.85s, 10/1/34	Aa1	2,920,000	2,937,549

NY State Pwr. Auth. Rev. Bonds, Ser. A,
5s, 11/15/38	Aa1	2,000,000	2,257,120

NY State Thruway Auth. Rev. Bonds
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,307,140
Ser. H, NATL, 5s, 1/1/28	AA–	1,235,000	1,328,885
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/27	AA	4,000,000	4,417,760
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, FHLMC Coll., FHL Banks Coll., 5s, 4/1/25
(Prerefunded 4/1/17)	AA	4,000,000	4,236,240
5s, 1/1/24	A2	1,250,000	1,510,800

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA	9,500,000	10,729,395
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa2	1,685,000	1,828,242
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	9,971,730
(State Personal Income Tax), Ser. A-1,
5s, 3/15/30	AAA	2,000,000	2,326,640
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,583,350
Ser. B, 5s, 1/1/27	AA	7,000,000	7,669,410

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,000,000	1,000,830

Onodaga Cnty., Trust For Cultural Resources Rev.
Bonds (Syracuse U.)
5s, 12/1/36	Aa3	2,000,000	2,282,720
5s, 12/1/31	Aa3	2,000,000	2,322,540

Onondaga Cnty., Resource Recvy. Agcy. Rev.
Bonds, Ser. A, AGM, 5s, 5/1/29	AA	3,120,000	3,479,174

Onondaga, Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5 3/8s, 7/1/40	Baa2	3,900,000	4,189,653
(Jewish Home of Central NY Oblig. Group),
5 1/4s, 3/1/31	B/P	2,035,000	1,933,555
(St. Joseph’s Hosp. Hlth. Ctr.), 5 1/8s, 7/1/31	Ba2	2,315,000	2,434,848
(St. Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba2	1,000,000	1,042,610
(Le Moyne College), 5s, 7/1/32	Baa2	1,635,000	1,760,028

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	4,080,755

34	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BBB–/P	$1,800,000	$1,800,252
5 3/8s, 3/1/28	Aa3	1,000,000	1,220,070
Ser. 186, 5s, 10/15/44	Aa3	8,000,000	8,869,040
Ser. 185th, 5s, 9/1/30	Aa3	2,000,000	2,293,960
NATL, 4 3/4s, 10/15/28	Aa3	7,000,000	7,310,380

Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,040,210
5s, 6/1/20	A–/P	1,150,000	1,167,170
5s, 6/1/19	A–/P	1,345,000	1,364,691
5s, 6/1/18	A–/P	1,180,000	1,197,275

Rockland Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 3/1/24	AA	1,600,000	1,887,152

Sales Tax Asset Receivable Corp. Rev. Bonds
(Fiscal 2015), Ser. A, 5s, 10/15/31	AAA	2,250,000	2,680,988

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. B
5 1/4s, 12/1/32	A–	1,500,000	1,606,740
5 1/8s, 12/1/27	A–	1,000,000	1,075,070

Schenectady Cnty., Cap. Resource Corp. Rev.
Bonds (Union College), 5s, 7/1/32	A1	3,430,000	3,869,417

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB+	1,995,000	2,111,448

Southold, Local Dev. Corp. Rev. Bonds (Peconic
Landing at Southold, Inc.), 5s, 12/1/45	BBB–/F	2,250,000	2,344,298

St. Lawrence Cnty., Indl. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,177,848

St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,896,003

Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds
(Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,340,138

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BBB–/P	1,715,000	1,715,960

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry),
4 5/8s, 11/1/16	BBB–	1,000,000	1,020,830

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U.)
Ser. A-2, 0.01s, 12/1/37	VMIG1	7,535,000	7,535,000
Ser. A-1, 0.01s, 7/1/37	VMIG1	3,165,000	3,165,000

Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	3,286,850

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. B, 5s, 6/1/22	AA	1,500,000	1,595,265

Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5 3/8s, 7/1/41	A2	1,000,000	1,096,740
(Kendal at Ithaca, Inc.), 5s, 7/1/44	BBB	2,800,000	2,970,212

New York Tax Exempt Income Fund	35

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

New York cont.
Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5s, 11/15/44	Aa3	$2,340,000	$2,640,433
Ser. A, 5s, 11/15/39	Aa3	3,500,000	3,977,050
Ser. C, 5s, 11/15/29	Aa3	2,500,000	2,766,850
(Gen. Cabs), Ser. B, zero %, 11/15/32	Aa3	3,900,000	2,123,082
Ser. A, zero %, 11/15/30	A1	7,000,000	4,130,420

Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
Ser. C-2, 6 1/8s, 11/1/37	Baa1	3,385,000	3,877,924

Westchester Cnty., Indl Dev. Agcy. Civic
Fac. Rev. Bonds
(Pace U.), Ser. A, 5 1/2s, 5/1/42	BB+	2,750,000	3,037,925
(Guiding Eyes for the Blind), 5 3/8s, 8/1/24	A–	780,000	788,260

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	5,060,658

Western Nassau Cnty., Wtr. Auth. Rev. Bonds,
Ser. A, 5s, 4/1/40	A1	2,150,000	2,419,245

Yonkers, G.O. Bonds, Ser. E, AGM, 5s, 9/1/23	AA	3,135,000	3,707,827

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	BB–	2,000,000	2,001,200
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,777,750

			960,669,409
Puerto Rico (1.5%)
Children’s Trust Fund Tobacco Settlement
(The) Rev. Bonds
(Asset Backed Bonds), 5 5/8s, 5/15/43	Ba2	1,750,000	1,749,913
5 1/2s, 5/15/39	BBB–	3,750,000	3,784,013

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5 1/2s, 7/1/20	AA–	365,000	379,936
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/20
(Escrowed to maturity)	Ca	635,000	753,459
NATL, 5 1/2s, 7/1/19	AA–	540,000	560,353
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/19
(Escrowed to maturity)	Ca	2,460,000	2,836,823

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 1/2s, 8/1/37	Ca	1,050,000	441,000
Ser. C, 5 3/8s, 8/1/36	Ca	2,240,000	935,200
Ser. C, 5 1/4s, 8/1/41	Ca	325,000	134,875
Ser. A, AMBAC, zero %, 8/1/47	Caa3	23,500,000	2,586,645
Ser. A, NATL, zero %, 8/1/43	AA–	8,000,000	1,423,280

			15,585,497
Texas (0.7%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.01s, 12/1/24	A-1+	7,330,000	7,330,000

			7,330,000

36	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.7%)* cont.	Rating**	Principal amount	Value

Virgin Islands (0.9%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	$3,000,000	$3,281,520
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,584,250
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,230,333

			9,096,103

Total municipal bonds and notes (cost $949,281,729)			$1,012,648,207

UNITIZED TRUST (0.1%)*		Shares	Value

CMS Liquidating Trust 144A F		600	$1,487,628

Total unitized trust (cost $1,816,443)			$1,487,628

TOTAL INVESTMENTS

Total investments (cost $951,098,172)			$1,014,135,835

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,036,096,081.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	14.3%
Tax bonds	12.9
Utilities	12.2
Prerefunded	11.6
Transportation	10.9

New York Tax Exempt Income Fund	37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,012,648,207	$—

Unitized trust	—	—	1,487,628

Totals by level	$—	$1,012,648,207	$1,487,628

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

38	New York Tax Exempt Income Fund

Statement of assets and liabilities 11/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $951,098,172)	$1,014,135,835

Cash	13,421,524

Interest and other receivables	13,101,592

Receivable for shares of the fund sold	996,009

Prepaid assets	3,821

Total assets	1,041,658,781

LIABILITIES

Payable for investments purchased	2,202,460

Payable for shares of the fund repurchased	1,336,364

Payable for compensation of Manager (Note 2)	365,143

Payable for custodian fees (Note 2)	7,246

Payable for investor servicing fees (Note 2)	117,645

Payable for Trustee compensation and expenses (Note 2)	375,850

Payable for administrative services (Note 2)	3,450

Payable for distribution fees (Note 2)	391,742

Distributions payable to shareholders	633,542

Other accrued expenses	129,258

Total liabilities	5,562,700

Net assets	$1,036,096,081

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$999,266,288

Undistributed net investment income (Note 1)	1,615,209

Accumulated net realized loss on investments (Note 1)	(27,823,079)

Net unrealized appreciation of investments	63,037,663

Total — Representing net assets applicable to capital shares outstanding	$1,036,096,081

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($920,148,014 divided by 106,923,387 shares)	$8.61

Offering price per class A share (100/96.00 of $8.61)*	$8.97

Net asset value and offering price per class B share ($10,708,183 divided by 1,246,897 shares)**	$8.59

Net asset value and offering price per class C share ($57,708,886 divided by 6,707,848 shares)**	$8.60

Net asset value and redemption price per class M share ($1,403,829 divided by 163,001 shares)	$8.61

Offering price per class M share (100/96.75 of $8.61)†	$8.90

Net asset value, offering price and redemption price per class Y share
($46,127,169 divided by 5,358,067 shares)	$8.61

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund	39

Statement of operations Year ended 11/30/15

INTEREST INCOME	$44,508,805

EXPENSES

Compensation of Manager (Note 2)	4,482,140

Investor servicing fees (Note 2)	699,099

Custodian fees (Note 2)	14,738

Trustee compensation and expenses (Note 2)	60,466

Distribution fees (Note 2)	2,720,102

Administrative services (Note 2)	27,105

Other	249,648

Total expenses	8,253,298

Expense reduction (Note 2)	(1,584)

Net expenses	8,251,714

Net investment income	36,257,091

Net realized loss on investments (Notes 1 and 3)	(870,190)

Net unrealized depreciation of investments during the year	(6,352,040)

Net loss on investments	(7,222,230)

Net increase in net assets resulting from operations	$29,034,861

The accompanying notes are an integral part of these financial statements.

40	New York Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/15	Year ended 11/30/14

Operations:
Net investment income	$36,257,091	$39,057,230

Net realized loss on investments	(870,190)	(9,006,763)

Net unrealized appreciation (depreciation) of investments	(6,352,040)	54,786,049

Net increase in net assets resulting from operations	29,034,861	84,836,516

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(92,554)

Class B	—	(1,171)

Class C	—	(5,509)

Class M	—	(140)

Class Y	—	(1,792)

From tax-exempt net investment income
Class A	(32,329,865)	(35,689,077)

Class B	(312,488)	(361,453)

Class C	(1,522,824)	(1,630,708)

Class M	(44,579)	(49,785)

Class Y	(1,566,677)	(870,338)

Decrease from capital share transactions (Note 4)	(11,484,143)	(57,506,586)

Total decrease in net assets	(18,225,715)	(11,372,597)

NET ASSETS

Beginning of year	1,054,321,796	1,065,694,393

End of year (including undistributed net investment income
of $1,615,209 and $1,330,830, respectively)	$1,036,096,081	$1,054,321,796

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund	41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	ments	of period	value (%)[a]	(in thousands)	(%)[b]	(%)	(%)

Class A
November 30, 2015	$8.66	.30	(.05)	.25	(.30)	(.30)	—	$8.61	2.94	$920,148.75		3.51	15
November 30, 2014	8.29	.32	.36	.68	(.31)	(.31)	—	8.66	8.39	946,474.74		3.74	10
November 30, 2013	9.12	.32	(.83)	(.51)	(.32)	(.32)	—	8.29	(5.67)	974,711.75		3.73	11
November 30, 2012	8.54	.34	.57	.91	(.33)	(.33)	—	9.12	10.87	1,206,509.75		3.81	11
November 30, 2011	8.44	.35	.10	.45	(.35)	(.35)	—[c,d]	8.54	5.55	1,081,992.75		4.25	6

Class B
November 30, 2015	$8.64	.25	(.05)	.20	(.25)	(.25)	—	$8.59	2.30	$10,708	1.38	2.88	15
November 30, 2014	8.27	.26	.37	.63	(.26)	(.26)	—	8.64	7.73	11,438	1.37	3.11	10
November 30, 2013	9.10	.27	(.84)	(.57)	(.26)	(.26)	—	8.27	(6.28)	12,322	1.38	3.10	11
November 30, 2012	8.52	.28	.58	.86	(.28)	(.28)	—	9.10	10.21	15,438	1.38	3.17	11
November 30, 2011	8.43	.30	.09	.39	(.30)	(.30)	—[c,d]	8.52	4.75	12,561	1.38	3.63	6

Class C
November 30, 2015	$8.66	.24	(.07)	.17	(.23)	(.23)	—	$8.60	2.02	$57,709	1.53	2.72	15
November 30, 2014	8.29	.25	.37	.62	(.25)	(.25)	—	8.66	7.55	55,788	1.52	2.96	10
November 30, 2013	9.11	.26	(.83)	(.57)	(.25)	(.25)	—	8.29	(6.30)	58,449	1.53	2.95	11
November 30, 2012	8.54	.27	.56	.83	(.26)	(.26)	—	9.11	9.90	70,435	1.53	3.01	11
November 30, 2011	8.44	.29	.10	.39	(.29)	(.29)	—[c,d]	8.54	4.75	47,182	1.53	3.47	6

Class M
November 30, 2015	$8.67	.28	(.06)	.22	(.28)	(.28)	—	$8.61	2.53	$1,404	1.03	3.22	15
November 30, 2014	8.30	.29	.37	.66	(.29)	(.29)	—	8.67	8.08	1,410	1.02	3.46	10
November 30, 2013	9.12	.30	(.83)	(.53)	(.29)	(.29)	—	8.30	(5.83)	1,451	1.03	3.45	11
November 30, 2012	8.54	.31	.58	.89	(.31)	(.31)	—	9.12	10.56	1,659	1.03	3.52	11
November 30, 2011	8.45	.33	.09	.42	(.33)	(.33)	—[c,d]	8.54	5.14	1,435	1.03	3.97	6

Class Y
November 30, 2015	$8.66	.32	(.05)	.27	(.32)	(.32)	—	$8.61	3.17	$46,127.53		3.72	15
November 30, 2014	8.29	.34	.36	.70	(.33)	(.33)	—	8.66	8.62	39,211.52		3.96	10
November 30, 2013	9.12	.34	(.83)	(.49)	(.34)	(.34)	—	8.29	(5.47)	18,762.53		3.95	11
November 30, 2012	8.54	.36	.57	.93	(.35)	(.35)	—	9.12	11.10	19,347.53		4.00	11
November 30, 2011	8.45	.37	.09	.46	(.37)	(.37)	—[c,d]	8.54	5.66	8,444.53		4.45	6

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42	New York Tax Exempt Income Fund	New York Tax Exempt Income Fund	43

Notes to financial statements 11/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through November 30, 2015.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

44	New York Tax Exempt Income Fund

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New York Tax Exempt Income Fund	45

At November 30, 2015, the fund had a capital loss carryover of $25,978,239 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,700,381	$13,479,698	$20,180,079	*

4,276,078	N/A	4,276,078	November 30, 2016

1,012,732	N/A	1,012,732	November 30, 2017

509,350	N/A	509,350	November 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from dividends payable and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $196,279 to decrease undistributed net investment income and $196,279 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$66,322,211
Unrealized depreciation	(3,891,747)

Net unrealized appreciation	62,430,464
Undistributed ordinary income	242,872
Undistributed tax-exempt income	2,005,880
Capital loss carryforward	(25,978,239)
Cost for federal income tax purposes	$951,705,371

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

46	New York Tax Exempt Income Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$624,159	Class M	938

Class B	7,347	Class Y	28,630

Class C	38,025	Total	$699,099

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,584 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $663, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to

New York Tax Exempt Income Fund	47

April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,050,663	Class M	7,018

Class B	93,594	Total	$2,720,102

Class C	568,827

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $68,743 and $10 from the sale of class A and class M shares, respectively, and received $1,016 and $2,751 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $504 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$147,342,815	$176,466,581

U.S. government securities (Long-term)	—	—

Total	$147,342,815	$176,466,581

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/15		Year ended 11/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	8,742,684	$75,475,449	7,874,468	$66,905,035

Shares issued in connection with
reinvestment of distributions	2,944,744	25,430,564	3,285,602	27,963,531

	11,687,428	100,906,013	11,160,070	94,868,566

Shares repurchased	(14,050,223)	(121,217,034)	(19,456,210)	(165,282,529)

Net decrease	(2,362,795)	$(20,311,021)	(8,296,140)	$(70,413,963)

	Year ended 11/30/15		Year ended 11/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	100,395	$864,675	113,630	$964,511

Shares issued in connection with
reinvestment of distributions	32,051	276,302	36,811	312,542

	132,446	1,140,977	150,441	1,277,053

Shares repurchased	(208,887)	(1,799,732)	(316,371)	(2,672,333)

Net decrease	(76,441)	$(658,755)	(165,930)	$(1,395,280)

48	New York Tax Exempt Income Fund

	Year ended 11/30/15		Year ended 11/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	1,192,847	$10,301,950	868,338	$7,409,986

Shares issued in connection with
reinvestment of distributions	154,005	1,329,005	165,497	1,407,440

	1,346,852	11,630,955	1,033,835	8,817,426

Shares repurchased	(1,082,701)	(9,337,055)	(1,643,045)	(13,916,855)

Net increase (decrease)	264,151	$2,293,900	(609,210)	$(5,099,429)

	Year ended 11/30/15		Year ended 11/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	724	$6,259	12,387	$106,668

Shares issued in connection with
reinvestment of distributions	5,136	44,379	5,768	49,110

	5,860	50,638	18,155	155,778

Shares repurchased	(5,553)	(47,991)	(30,344)	(262,047)

Net increase (decrease)	307	$2,647	(12,189)	$(106,269)

	Year ended 11/30/15		Year ended 11/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,901,809	$16,421,780	2,748,833	$23,627,846

Shares issued in connection with
reinvestment of distributions	142,915	1,234,574	64,832	553,431

	2,044,724	17,656,354	2,813,665	24,181,277

Shares repurchased	(1,212,789)	(10,467,268)	(550,233)	(4,672,922)

Net increase	831,935	$7,189,086	2,263,432	$19,508,355

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

New York Tax Exempt Income Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	New York Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

New York Tax Exempt Income Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52	New York Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer,	James P. Pappas
	and Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
KPMG LLP	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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U.S. POSTAGE PAID
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PERMIT NO. 600

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2015	$62,498	$ —	$6,750	$ —
November 30, 2014	$59,002	$ —	$6,590	$ —

For the fiscal years ended November 30, 2015 and November 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,750 and $6,590 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2015	$ —	$ —	$ —	$ —

November 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016